FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported)  August 31, 2016

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	0-29373	33-0836954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Journey
Aliso Viejo, CA 92656
(Address of principal executive offices and Zip Code)

(949) 234-1999
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our two wholly-owned subsidiaries, Seychelle Water Technologies, Inc. and Fill 2 Pure International, Inc., also both Nevada corporations.

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

(i)
On August 26, 2016, our Board of Directors voted to dismiss our independent registered public accounting firm, Ramirez Jimenez International CPAs, of Irvine, California and to replace them with Squar Milner, CPA's, of Newport Beach, California (SM).  As of that date, SM formally accepted us as a client for the audit of our consolidated financial statements for the fiscal year ending February 28, 2017 which will be included in our annual report to be filed under cover of Form 10-K. Ramirez Jimenez, International CPAs has previously rendered opinions on our consolidated financial statements for the fiscal years ended in February, 2011 through 2016.

(ii)	The dismissal of Ramirez Jimenez International CPAs was approved by our Board of Directors.

(iii)
During the two most recent fiscal years and the subsequent interim periods through August 26, 2016, there were no disagreements between us and Ramirez Jimenez International CPAs with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Ramirez Jimenez International CPAs would have caused them to make reference to the subject matter of the disagreement in connection with their report.  No reports of Ramirez Jimenez International CPAs contained an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

(iv)
During the two most recent fiscal years and the subsequent interim periods through August 26, 2016 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). except for the material weaknesses that were disclosed in our Forms 10-K and Form 10-K/A for the period ended February 29, 2016.

The Company furnished Ramirez Jimenez International CPAs with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  A copy of the letter furnished by Ramirez Jimenez International CPAs in response to that request dated August 31, 2016, is filed as Exhibit 16.1 to this Report on Form 8-K.

We have authorized Ramirez Jimenez International CPAs to respond fully to inquiries of SM concerning our consolidated financial statements.

(b)	New Independent Registered Public Accounting Firm

We engaged SM as our new independent registered public accounting firm as of August 26, 2016.  During the two most recent fiscal years and through August 26, 2016, the Company has not consulted with SM regarding any of the following:

(1)
The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by SM that SM concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibit
(d)  Exhibits
The following exhibit is filed herewith:

Exhibit	Description

16.1	Letter from Ramirez Jimenez International CPAs to the Securities and Exchange Commission dated August 31, 2016.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: August 31, 2016	By:	/s/ James Place
James Place
President